UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2003

THE J. JILL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-22480	04-2973769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Batterymarch Park, Quincy, MA		02169-7468
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 376-4300

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1 October 23, 2003 Press Release

Item 12.	Results of Operations and Financial Condition

On October 23, 2003, The J. Jill Group, Inc. issued a press release reporting its financial results for its fiscal quarter ended September 27, 2003.  A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. JILL GROUP, INC.

Date: October 23, 2003	By:	/s/ Olga L. Conley
Olga L. Conley
President - Corporate Services,
Chief Financial Officer and Treasurer
(Principal Financial Officer)

EXHIBIT INDEX

Number	Description

99.1	October 23, 2003 Press Release